EXHIBIT 10.25


                              Employment Agreement

                                John C. Mitchell

                              EMPLOYMENT AGREEMENT
                              --------------------

         EMPLOYMENT  AGREEMENT,  dated  as of  April  30,  1998,  among  Lexmark
International,   Inc.,  a  Delaware   corporation  (the   "Employer"),   Lexmark
International Group, Inc., a Delaware corporation ("Group"), and John C. Mitchell (the "Employee").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, Employer, Group and Employee desire to enter into an employment agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the parties hereto hereby agree as follows:

         1. Term; Position and Responsibilities.
            -----------------------------------

         (a) Term of Employment.  Unless the Employee's  employment shall sooner
             ------------------
terminate pursuant to Section 6, the Employer shall employ the Employee for a term commencing on April 30, 1998 and ending on February 28, 2001 (the "Initial Term"), and the Employee's employment shall continue thereafter at will.

         (b) Position  and  Responsibilities.  The  Employee  will serve as Vice
             -------------------------------
President and President Business Printer Division and in such other executive capacity or capacities as may be determined from time to time by or under the authority of the Board of Directors of the Employer ("Employer's Board"), and the Employee will devote all of his skill, knowledge and working time (except for reasonable vacation time and absence for sickness or similar disability) to the conscientious performance of his duties. The Employee represents that he is entering into this Agreement voluntarily and that his employment hereunder and compliance by him with the terms and conditions of this Agreement will not conflict with or result in the breach of any agreement to which he is a party or by which he may be bound.

         2. Base Salary. As compensation for the services to be performed by the
            -----------
Employee hereunder, the Employer will pay the Employee an annual base salary of $285,000 ($300,000 effective August 3, 1998) during the term of his employment hereunder. The Employer will review the Employee's base salary from time to time during the period of his employment hereunder and, in the discretion of the
Employer, may increase such base salary from time to time based upon the performance of the Employee, the financial condition of the Employer, prevailing industry salary scales and such other factors as the Employer shall consider relevant. (The annual base salary payable to the Employee under this Section 2, as the same may be increased from time to time, shall hereinafter be referred to as the "Base Salary".) The Base Salary payable under this Section 2 shall be reduced to the extent that the Employee elects to defer such Base Salary under the terms of any deferred compensation or savings plan maintained or established by the Employer or Group, provided that any such reduction of the Base Salary
                           --------

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

shall not be taken into account for purposes of calculating the Base Amount (as defined in Section 3). The Employer shall pay the Employee the Base Salary in biweekly installments, or in such other installments as may be mutually agreed upon by the Employer and the Employee.

         3.  Short-term  Incentive  Compensation.  The Employee shall receive an
             -----------------------------------
annual incentive bonus award (the "Annual Bonus") for each calendar year ending during the term of the Employee's employment hereunder equal to:

                  (a) if the Operating Result (as defined below) for such year is equal to or greater than the Maximum Operating Target (as defined below) for such year, 125% of the amount of the Employee's Base Salary paid to the Employee during the calendar year for which such bonus is payable (such amount is hereinafter referred to as the "Base Amount");

                  (b) if the Operating Result for such year is greater than the Operating Target but less than the Maximum Operating Target for such year, 65% of the Base Amount plus, for each increase of 1/25 of the difference between the Operating Target and the Maximum Operating Target, an additional 2.40% of the Base Amount;

                  (c) if the Operating Result for such year is equal to 100% of the Operating Target for such year, 65% of the Base Amount;

                  (d) if the Operating Result for such year is greater than the Minimum Operating Target (as defined below) but less than the Operating Target for such year, 30% of the Base Amount plus, for each increase of 1/20 of the difference between the Minimum Operating Target and the Operating Target (100%), an additional 1.75% of the Base Amount; and

                  (e) if the Operating Result for such year is equal to the Minimum Operating Target for such year, 30% of the Base Amount.

Notwithstanding the foregoing, the Employer may increase or decrease the amount of the Annual Bonus based upon the Employer's judgment of Employee's overall contribution to the Employer's business results.

No Annual Bonus shall be paid if the Operating Result is less than the Minimum Operating Target for such year. The "Operating Target", the "Maximum Operating Target" and the "Minimum Operating Target" in any year shall be jointly established by the Chief Executive Officer of the Employer and Employer's Board. The "Operating Result" for any year shall be equal to the annual financial results for the components that make up the Operating Target as of December 31 in such year, using United States generally accepted accounting principles consistently applied and taking into account such other factors as may be approved by Employer's Board. The Annual Bonus, if any, shall be paid as soon as

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

practicable after the close of the year for which the Annual Bonus is payable, unless the Employee elects to defer such amounts under the terms of any deferred compensation or savings plan maintained or established by the Employer or Group.

         4.  Employee  Benefits.  During the term of the  Employee's  employment
             ------------------
hereunder, employee benefits, including, but not limited to, life, medical, dental and disability insurance, will be provided to the Employee in accordance with programs at the Employer then available to executive employees. The Employee shall also be entitled to participate in all of Employer's profit sharing, pension, retirement, deferred compensation and savings plans, as the same may be amended and in effect from time to time, at levels and having interests commensurate with the Employee's then current period of service, compensation and position.

         5. Perquisites and Expenses.
            ------------------------

                  (a)  General.  During  the term of the  Employee's  employment
                       -------
hereunder, the Employee shall be entitled to participate in any special benefit or perquisite program available from time to time to executive employees of the Employer on the terms and conditions then prevailing under such program.

                  (b)  Business  Travel,   Lodging,   etc.  The  Employer  shall
                       ----------------------------------
reimburse the Employee for reasonable travel, lodging and meal expenses incurred by him in connection with his performance of services hereunder upon submission of evidence, satisfactory to the Employer, of the incurrence and purpose of each such expense.

         6. Termination of Employment.
            -------------------------

                  (a) Termination Due to Death or Disability.  In the event that
                      --------------------------------------
the Employee's employment hereunder terminates due to death or is terminated by the Employer due to the Employee's Disability (as defined below), no termination benefits shall be payable to or in respect of the Employee except as provided in
Section 6(f)(ii). For purposes of this Agreement, "Disability" shall mean a physical or mental disability that prevents the performance by the Employee of his duties hereunder lasting (or likely to last, based on competent medical evidence presented to Employer's Board) for a continuous period of six months or longer. The reasoned and good faith judgment of Employer's Board as to the Employee's Disability shall be final and shall be based on such competent medical evidence as shall be presented to it by the Employee or by any physician or group of physicians or other competent medical experts employed by the Employee or the Employer to advise Employer's Board.

                  (b) Termination by the Employer for Cause. The Employee may be
                      -------------------------------------
terminated for Cause by the Employer. "Cause" shall mean (i) the willful failure of the Employee substantially to perform his duties hereunder (other than any such failure due to physical or mental illness) after a demand for substantial performance is delivered to the Employee by the executive to which the Employee reports or by Employer's Board, which notice identifies the manner in which such executive or Employer's Board, as the case may be, believes that the Employee


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

has not substantially performed his duties, (ii) the Employee's engaging in willful and serious misconduct that is injurious to Group or Employer or any of their subsidiaries, (iii) the Employee's regularly making a substantial, abusive use of alcohol, drug, or similar substances, and such abuse in the Employer's judgment has affected his ability to conduct the business of the Employer in a proper and prudent manner, (iv) the Employee's conviction of, or entering a plea of nolo contendere to, a crime that constitutes a felony, or (v) the willful and
   ---- ----------
material breach by the Employee of any of his obligations hereunder, or the willful and material breach by the Employee of any written covenant or agreement with the Employer or any of its affiliates not to disclose any information pertaining to the Employer or any of its affiliates or not to compete or interfere with the Employer or any of its affiliates.

                  (c)  Termination by the Employer  Without Cause.  The Employee
                       ------------------------------------------
may be terminated Without Cause by the Employer. A termination "Without Cause" shall mean a termination of employment by the Employer other than due to death or Disability as defined in Section 6(a) or Cause as defined in Section 6(b).

                  (d)  Termination  by the Employee.  The Employee may terminate
                       ----------------------------
his employment for "Good Reason". "Good Reason" shall mean a termination of employment by the Employee within 30 days following (i) any assignment to the Employee of any duties, functions or responsibilities that are significantly different from, and result in a substantial diminution of, the duties, functions or responsibilities that the Employee has on the date hereof or (ii) the failure of the Employer to obtain the assumption of this Agreement by any successor as contemplated by Section 12.

                  (e)  Notice of Termination.  Any  termination  by the Employer
                       ---------------------
pursuant to Section 6(a), 6(b) or 6(c), or by the Employee pursuant to Section 6(d), shall be communicated by a written "Notice of Termination" addressed to the other parties to this Agreement. A "Notice of Termination" shall mean a notice stating that the Employee's employment hereunder has been or will be terminated, indicating the specific termination provisions in this Agreement relied upon and setting forth in reasonable detail the facts and circumstances claimed to provide a basis for such termination of employment.

                  (f) Payments Upon Certain Terminations.
                      ----------------------------------

                           (i) In the event of a termination of the Employee's employment Without Cause or a termination by the Employee of his employment for Good Reason, the Employer shall pay to the Employee (A)
         (1) the greater of (x) his Base Salary, if any, for the period from the Date of Termination (as defined below) through the last day of the Initial Term, provided that Employer may, at any time, pay to the Employee in a single lump sum an amount equal to the Base Salary remaining to be paid to the Employee as of the date of such lump sum payment and (y) an amount equal to one year's Base Salary, less (2) any amounts paid or to be paid to the Employee under the terms of any severance plan or program of Employer, if any, as in effect on the Date of Termination, (B) the Annual Bonus with respect to a completed fiscal year to the extent not theretofore paid to the Employee and (C) a Pro Rata Share of the Annual Bonus (as defined below) for the fiscal year in which the Date of Termination occurred.

         Employer shall also provide, in addition to the continuation of Base Salary, continued employee benefits and vesting of Incentive Awards (as defined under Group's Stock Incentive Plan, amended and restated April 30, 1998, as the same may be amended from time to time, the "SIP") through the Initial Term. Any benefits payable to the Employee under any otherwise applicable plans, policies and practices of Employer shall not be limited by this provision.

                  (ii) If the Employee's employment shall terminate upon his death or Disability or if Employer shall terminate the Employee's employment for Cause, Employer shall pay the Employee his full Base Salary through the Date of Termination, plus, in the case of termination upon the Employee's death or Disability, a Pro Rata Share of the Annual Bonus. Any benefits payable to or in respect of the Employee under any otherwise applicable plans, policies and practices of the Employer shall not be limited by this provision.

                  (iii) For purposes of this Section 6, the "Pro Rata Share of the Annual Bonus" shall be calculated and paid as follows. If the Employee is terminated prior to July 1 of any year, the Pro Rata Share of the Annual Bonus (A) will be equal to the product of (1) the Annual Bonus, calculated assuming that 100% of the Operating Target is achieved in such year, and (2) a fraction equal to the number of full months in such year prior to the Date of Termination over 12, and (B) will be paid to the Employee within 30 days after the Date of Termination. If the Employee is terminated on or after July 1 of any year, the Pro Rata Share of the Annual Bonus (A) will be equal to the product of (1) the Annual Bonus, calculated based on the actual Operating Result for such year, and (2) a fraction equal to the number of full months in such year prior to the Date of Termination over 12, and (B) will be paid to the Employee within 90 days after the close of the year in respect of which the Pro Rata Share of the Annual Bonus is payable.

                  (g) Date of Termination.  As used in this Agreement,  the term
                      -------------------
"Date of Termination" shall mean (i) if the Employee's employment is terminated by his death, the date of his death, (ii) if the Employee's employment is terminated for Cause, the date on which Notice of Termination is given as contemplated by Section 6(e), and (iii) if the Employee's employment is terminated Without Cause, due to the Employee's Disability or by the Employee for Good Reason, 30 days after the date on which Notice of Termination is given as contemplated by Section 6(d) or, if no such Notice is given, 30 days after the date of termination of employment.


                  (h) Condition to Payments.  The Employer's  obligation to make
                      ---------------------
any payments hereunder shall be conditioned upon the Employer's receipt of an appropriately signed "General Release and Covenant Not to Sue" in form and substance satisfactory to the Employer.

         7. Unauthorized Disclosure. During and after the term of his employment
            -----------------------
hereunder, the Employee shall not, without the written consent of Employer's Board, the General Counsel of the Employer, or the Chief Executive Officer of the Employer, disclose to any person (other than an employee or director of the Employer or its affiliates, or a person to whom disclosure is reasonably necessary or appropriate in connection with the performance by the Employee of his duties as an executive of the Employer) any confidential or proprietary information, knowledge or data that is not theretofore publicly known and in the public domain obtained by him while in the employ of the Employer with respect to the Employer or any of its subsidiaries or affiliates or with respect to any products, improvements, formulas, recipes, designs, processes, customers, methods of sales, distribution, operation or manufacture, sales, prices, profits, costs, contracts, suppliers, business prospects, business methods, techniques, research, plans, strategies, personnel, organization, trade secrets or know-how of the Employer or any of its subsidiaries or affiliates (collectively, "Proprietary Information"), except as may be required by law or in connection with any judicial or administrative proceedings or inquiry.

         8. Non-Competition.  During the period of the Employee's employment and
            ---------------
thereafter for a period equal to the number of months providing the basis for calculating any termination payments to the Employee under Section 6, if any such payments are required, but in any event for at least 12 months, the Employee shall not engage directly or indirectly in, become employed by, serve as an agent or consultant to, or become a partner, principal or stockholder of, any partnership, corporation or other entity which competes with a business that represents 5% or more of the aggregate gross revenues of the Employer and its subsidiaries and which is then engaged in such competition in any geographical area in which the Employer or any of its subsidiaries is then engaged in such business without first obtaining written approval from the Employer, provided that the Employee's ownership of less than 1% of the issued and outstanding stock of any corporation whose stock is traded on an established securities market shall not constitute competition with the Employer. The Employer may grant or deny such approval in its sole discretion.

         9. Non-Interference. During the period of the Employee's employment and
            ----------------
thereafter for a period equal to the number of months providing the basis for calculating any termination payments to the Employee under Section 6, if any such payments are required, but in any event for at least 36 months, the Employee will not, directly or indirectly, for his own account or the account of any other person or entity, (a) employ in a business of the kind in which the Employer is engaged on the date of such termination, or solicit or endeavor to entice away from the Employer, or otherwise intentionally interfere with the Employer's relationship with, any person or entity who or which is at the time employed by or otherwise engaged to perform services for the Employer or (b) intentionally interfere with the Employer's relationship with any person or entity who or which is, or has been within the previous 36 months, a customer, client or supplier of the Employer.

         10.  Return  of  Documents.  In the  event  of the  termination  of the
              ---------------------
Employee's employment for any reason, the Employee will deliver to the Employer all non-personal documents and data of any nature pertaining to his work with the Employer, and he will not take with him any documents or data of any description or any reproduction thereof, or any documents containing or pertaining to any Proprietary Information.

         11. Forfeiture of Realized and Unrealized Gains on Incentive Awards for
             -------------------------------------------------------------------
Breach of this Agreement.  If the Employee violates any provision of Sections 7,
------------------------
8, 9 or 10 of this Agreement, and the Employee is no longer employed by the Employer, whether or not the termination of employment occurs prior to or subsequent to such violation, then (1) all Incentive Awards held by the Employee shall terminate effective the date on which Employee violates this Agreement, unless terminated sooner by operation of another term or condition of the SIP or the Award Agreement (as defined in the SIP), and (2) any gain realized upon receipt of an Incentive Award, or exercise of an Incentive Award that does not require the payment of an exercise price, which gain shall be represented by the closing market price on the date of receipt of such Incentive Award, or in the case of an Incentive Award that requires the payment of an exercise price, the gain represented by the closing market price on the date of exercise over the exercise price, multiplied by the number of Incentive Awards, or options exercised, without regard to any subsequent market price decrease or increase; in each case within 18 months prior to termination of employment with Employer and violation of Sections 7, 8, 9 or 10 of this Agreement, shall be paid by the Employee to the Employer. The Employee agrees that the Employer has the right to deduct from any amounts the Employer may owe the Employee from time to time (including amounts owed to the Employee as wages or other compensation, fringe benefits, or vacation pay, as well as any other amounts owed to the Employee by the Employer), the amounts the Employee owes the Employer or Group.

         12.  Assumption of  Agreement.  The Employer will require any successor
              ------------------------
(by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Employer, by agreement in form and substance reasonably satisfactory to the Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Employer would be required to perform it if no such succession had taken place. Failure of the Employer to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Employee to the greater of (x) compensation from the Employer in the same amount and on the same terms as the Employee would be entitled hereunder if the Employer terminated his employment Without Cause as contemplated by Section 6 and (y) amounts required to be paid to the Employee pursuant to the Change of Control Agreement by and among Group, Employer and Employee dated as of April 30, 1998 (the "CIC Agreement"). For purposes of implementing the foregoing clause (x), the date on which any such succession becomes effective shall be deemed to be the Date of Termination, and for purposes of implementing clause
(y),  the  timing  and  amount  of any  payments  required  pursuant  to the CIC

Agreement shall be determined in accordance with the CIC Agreement.

         13. Entire Agreement.  Except as otherwise  expressly  provided herein,
             ----------------
this Agreement, the CIC Agreement and the Indemnification Agreement made and entered into as of the 30th day of April, 1998 by and among Employer, Group and Employee (the "Indemnification Agreement") constitute the entire agreement among the parties hereto with respect to the subject matter hereof, and all promises, representations, understandings, arrangements and prior agreements relating to such subject matter (including those made to or with the Employee by any other person or entity) are merged herein, in the CIC Agreement and in the Indemnification Agreement and superseded hereby and thereby. To the extent that the amount and timing of payments required to be made under this Agreement are inconsistent with or different from the amount and timing of payments required to be made pursuant to the CIC Agreement and/or the Indemnification Agreement, the Employee shall be entitled to the most favorable benefits provided to the Employee under the provisions of any such agreements.

         14.  Indemnification.  The Employer  agrees that it shall indemnify and
              ---------------
hold harmless the Employee to the fullest extent (a) permitted by Delaware law from and against any and all liabilities, costs, claims and expenses arising out of the employment of the Employee hereunder, except to the extent arising out of or based upon the gross negligence or willful misconduct of the Employee and (b) provided by the Indemnification Agreement.

         15. No  Mitigation.  The Employee shall not be required to mitigate the
             --------------
amount of any payment that the Employer becomes obligated to make in connection with this Agreement, the CIC Agreement or the Indemnification Agreement, by seeking other employment or otherwise.

         16. Miscellaneous.
             -------------

                  (a) Binding  Effect.  This  Agreement  shall be binding on and
                      ---------------
inure to the benefit of the Employer and its successors and permitted assigns. This Agreement shall also be binding on and inure to the benefit of the Employee and his heirs, executors, administrators and legal representatives.

                  (b)  Governing  Law. This  Agreement  shall be governed by and
                       --------------
constructed in accordance with the laws of the State of Delaware without reference to principles of conflict of laws.

                  (c) Taxes.  The Employer may withhold  from any payments  made
                      -----
under the Agreement all federal, state, city or other applicable taxes or social security governmental regulation or ruling.

                  (d)  Amendments.  No  provisions  of  this  Agreement  may  be
                       ----------
modified, waived or discharged unless such modification, waiver or discharge is approved by Employer's Board or General Counsel of the Employer and is agreed to


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

in writing by the Employee and General Counsel of the Employer. No waiver by any party hereto at any time of any breach by any other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No waiver of any provision of this Agreement shall be implied from any course of dealing between or among the parties hereto or from any failure by any party hereto to assert its rights hereunder on any occasion or series of occasions.

                  (e)  Reformation;  Severability.  If  any  provision  of  this
                       --------------------------
Agreement is held by a court or arbitrator to be unreasonable in scope or duration or otherwise, the court or arbitrator shall, to the extent permitted by law, reform such provision so that it is enforceable, and enforce the applicable provision as so reformed. Reformation of any provision of this Agreement pursuant to this subsection (e) shall not affect any other provision of this Agreement or render this Agreement unenforceable or void.

                  (f)  Notices.  Any notice or other  communication  required or
                       -------
permitted to be delivered under this Agreement shall be (i) in writing, (ii) delivered personally, by courier service or by certified or registered mail, first-class postage prepaid and return receipt requested, (iii) deemed to have been received on the date of delivery or on the third business day after the mailing thereof, and (iv) addressed as follows (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof):

                           (A) if to the Employer or Group, to it at:

                                    One Lexmark Centre Drive
                                    740 West New Circle Road
                                    Lexington, Kentucky 40550
                                    Attention:  General Counsel
                                    ---------

                           (B)      if to the Employee, to him at the address
listed on the signature page hereof.

                  (g)  Survival.  Sections  7,  8,  9,10  and  11  and,  if  the
                       --------
Employee's  employment  terminates  in a manner  giving rise to a payment  under
Section 6(f), Section 6(f) shall survive the termination of the employment of the Employee hereunder.

                  (h)   Counterparts.   This   Agreement   may  be  executed  in
                        ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

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



                  (i) Headings. The section and other headings contained in this
                      --------
Agreement are for the convenience of the parties only and are not intended to be a part hereof or to affect the meaning or interpretation hereof.

         IN WITNESS WHEREOF, the Employer and Group have duly executed this Agreement by their authorized representatives and the Employee has hereunto set his hand, in each case effective as of the date first above written.

                                       LEXMARK INTERNATIONAL, INC.


                                       By:  /s/ Paul J. Curlander
                                           ------------------------------
                                           Paul J. Curlander
                                           President and
                                              Chief Executive Officer

                                       LEXMARK INTERNATIONAL GROUP, INC.



                                       By:  /s/ Paul J. Curlander
                                           ------------------------------
                                           Paul J. Curlander
                                           President and
                                              Chief Executive Officer


                                  THE EMPLOYEE:

                                             /s/ John C. Mitchell
                                            -----------------------------------

                                    Address:




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